CNA Financial Corporation Third Quarter 2024 Results November 4, 2024

Notices and Disclaimers Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at www.cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (www.cna.com) and at the SEC's website (www.sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2024 CNA. All rights reserved. 2

Third Quarter Overview • Net income up 10% to $283 million versus $258 million in the prior year quarter; core income of $293 million versus $289 million in the prior year quarter. Year to date core income up 6% to a record $974 million. • P&C core income of $346 million versus $351 million, reflects the largely offsetting impacts of higher catastrophe losses and higher investment income. • Life & Group core loss of $9 million versus $29 million in the prior year quarter, reflects higher investment income. • Net investment income up 13% to $626 million pretax, includes a $52 million increase from limited partnerships and common stock to $80 million and a $21 million increase from fixed income securities and other investments to $546 million. • P&C combined ratio of 97.2%, compared with 94.3% in the prior year quarter, including 5.8 points of catastrophe loss impact compared with 4.1 points in the prior year quarter. P&C underlying combined ratio was 91.6% compared with 90.4% in the prior year quarter. P&C underlying loss ratio was 61.1% and the expense ratio was 30.2%. • Preannounced catastrophe losses of $143 million pretax, includes $55 million for Hurricane Helene, versus $94 million in the prior year quarter. • P&C segments, excluding third party captives, generated gross written premium growth of 9% and net written premium growth of 8% for the third quarter of 2024. • P&C renewal premium change of +5%, consistent with the prior quarter, with written rate of +3%. Commercial renewal premium change of +8% and Specialty renewal premium change of +2%, each up 1 point from the prior quarter. International renewal premium change of +1%, down 1 point from the prior quarter. • Book value per share of $39.72; book value per share excluding AOCI of $46.50, a 7% increase from year- end 2023 adjusting for $3.32 of dividends per share paid. • Board of Directors declares regular quarterly cash dividend of $0.44 per share. 3

Financial Performance 4 Continued strong growth in earnings resulting in record core income year to date (In millions, except ratios and per share data) Third Quarter Year to Date 2024 2023 Change 2024 2023 Change Revenues $3,618 $3,336 8% $10,581 $9,792 8 % Core income 293 289 1% 974 922 6 % Net income 283 258 10% 938 838 12 % Diluted earnings per common share: Core income $1.08 $1.06 2% $3.57 $3.39 5 % Net income 1.04 0.95 9% 3.44 3.08 12 % Core ROE 9.4% 9.4% 0.0 pts 10.3% 10.1% 0.2 pts

Highest growth quarter of the year and underlying combined ratio below 92% for 15 consecutive quarters Property & Casualty Operations 5 (In millions, except ratios) Third Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $2,825 $2,595 $8,964 $8,305 GWP change (% year over year) 9% 8 % Net written premium $2,360 $2,178 $7,424 $6,938 NWP change (% year over year) 8% 7 % Net earned premium $2,484 $2,295 $7,204 $6,662 NEP change (% year over year) 8% 8 % Underwriting gain $68 $131 $318 $399 Loss ratio 66.7% 63.9% 64.9% 63.1 % Impact of catastrophes (5.8) % (4.1) % (4.3) % (3.2) % Impact of development-related items 0.2% 0.2% 0.2% — % Underlying loss ratio 61.1% 60.0% 60.8% 59.9 % Expense ratio 30.2% 30.1% 30.3% 30.6 % Combined ratio 97.2% 94.3% 95.6% 94.0 % Underlying combined ratio 91.6% 90.4% 91.5% 90.8%

Property & Casualty Production Metrics Double-digit new business growth, and stable retention and renewal premium change 6 Property & Casualty Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 5% 5% 5% 4% 4% 4% 3% 7% 7% 6% 5% 6% 5% 5% 86% 86% 84% 85% 85% 85% 85% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $2,724 $2,986 $2,595 $2,974 $2,936 $3,203 $2,825 New Business ($M) $503 $555 $475 $547 $529 $595 $547 Specialty Rate 2% (1)% 1% —% 2% —% —% Retention 88% 89% 87% 89% 88% 90% 89% Commercial Rate 7% 8% 8% 7% 6% 7% 6% Retention 86% 85% 83% 83% 85% 84% 84% International Rate 4% 4% 2% 2% 1% —% (2)% Retention 83% 83% 84% 83% 82% 80% 82%

Specialty Continued strong profitability 7 (In millions, except ratios) Third Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $982 $949 $2,846 $2,796 GWP change (% year over year) 3% 2 % Net written premium $862 $825 $2,511 $2,438 NWP change (% year over year) 4% 3 % Net earned premium $848 $829 $2,493 $2,438 NEP change (% year over year) 2% 2 % Underwriting gain $59 $83 $195 $237 Loss ratio 60.1% 58.0% 59.3% 58.2 % Impact of catastrophes — % — % — % — % Impact of development-related items — % 0.6% 0.3% 0.3 % Underlying loss ratio 60.1% 58.6% 59.6% 58.5 % Expense ratio 32.7% 31.8% 32.5% 31.9 % Combined ratio 93.0% 90.1% 92.1% 90.3 % Underlying combined ratio 93.0% 90.7% 92.4% 90.6%

Specialty Production Metrics Consistently strong retention and growth in new business 8 Specialty Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2% (1)% 1% —% 2% —% —% 4% —% 2% —% 3% 1% 2% 88% 89% 87% 89% 88% 90% 89%Retention Renewal Premium Change Rate GWP ex. 3rd party captives $886 $961 $949 $1,004 $880 $984 $982 New Business ($M) $108 $120 $121 $132 $94 $118 $129 FI & Mgmt Liability Rate (3)% (9)% (4)% (7)% (3)% (6)% (5)% Retention 89% 91% 88% 91% 90% 92% 91% Affinity Professional E&O Rate 3% 4% 3% 4% 2% 3% 2% Retention 88% 89% 89% 92% 92% 92% 91% Medical Malpractice Rate 6% 5% 7% 7% 7% 9% 7% Retention 84% 85% 84% 81% 80% 85% 83% Surety Net Written Premiums $178 $170 $157 $136 $184 $175 $176 Warranty & Alt. Risks Revenues $460 $460 $460 $448 $461 $459 $452

Commercial 9 (In millions, except ratios) Third Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $1,538 $1,340 $5,022 $4,384 GWP change (% year over year) 15% 15 % Net written premium $1,221 $1,071 $4,017 $3,588 NWP change (% year over year) 14% 12 % Net earned premium $1,325 $1,170 $3,774 $3,336 NEP change (% year over year) 13% 13 % Underwriting (loss) gain ($3) $13 $65 $96 Loss ratio 72.0% 68.9% 69.7% 67.0 % Impact of catastrophes (9.6) % (7.4) % (7.5) % (5.7) % Impact of development-related items 0.1% — % — % 0.2 % Underlying loss ratio 62.5% 61.5% 62.2% 61.5 % Expense ratio 27.7% 29.5% 28.1% 29.6 % Combined ratio 100.2% 98.9% 98.3% 97.1 % Underlying combined ratio 90.7% 91.5% 90.8% 91.6 % Record underlying combined ratio and 10th straight quarter of double-digit growth

Commercial Production Metrics 10 Commercial Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 7% 8% 8% 7% 6% 7% 6% 9% 11% 9% 9% 8% 7% 8% 86% 85% 83% 83% 85% 84% 84%Retention Renewal Premium Change Rate GWP ex. 3rd party captives $1,440 $1,604 $1,340 $1,610 $1,682 $1,802 $1,538 New Business ($M) $310 $343 $292 $352 $367 $405 $345 Middle Market Rate 4% 6% 5% 5% 5% 5% 4% Retention 85% 86% 83% 83% 83% 84% 85% Construction Rate 5% 6% 7% 8% 8% 9% 9% Retention 86% 84% 85% 85% 86% 87% 84% National Accounts Rate 17% 20% 18% 12% 8% 7% 6% Retention 90% 84% 80% 85% 87% 83% 85% Small Business Rate 2% 2% 3% 2% 3% 4% 4% Retention 85% 84% 84% 82% 81% 79% 80% Marine / Other Net Written Premium $87 $101 $78 $92 $104 $116 $95 Excellent new business growth, stable retention and higher renewal premium change

International Consistently profitable results 11 (In millions, except ratios) Third Quarter Year to Date 2024 2023 2024 2023 Gross written premium $305 $306 $1,096 $1,125 GWP change (% year over year)1 — % (3) % Net written premium $277 $282 $896 $912 NWP change (% year over year)1 (2) % (2) % Net earned premium $311 $296 $937 $888 NEP change (% year over year) 5% 6 % Underwriting gain $12 $35 $58 $66 Loss ratio 62.5% 60.2% 60.6% 62.2 % Impact of catastrophes (5.1) % (2.3) % (3.0) % (2.7) % Impact of development-related items 0.7% — % 0.5% (1.7) % Underlying loss ratio 58.1% 57.9% 58.1% 57.8 % Expense ratio 33.6% 28.1% 33.1% 30.3 % Combined ratio 96.1% 88.3% 93.7% 92.5 % Underlying combined ratio 91.7% 86.0% 91.2% 88.1% 1 Excluding currency fluctuations, GWP were consistent with the third quarter of 2023 and declined 3% year to date. NWP declined 1% for the third quarter of 2024 and declined 2% year to date.

Life & Group Core results reflect higher investment income 12 (In millions) Third Quarter Year to Date 2024 2023 2024 2023 Net earned premiums $110 $112 $329 $340 Net investment income 240 216 710 659 Other revenues — — — — Total operating revenues $350 $328 $1,039 $999 Total claims, benefits and expenses 367 371 1,063 1,087 Income tax benefit 8 14 19 36 Core (loss) income ($9) ($29) ($5) ($52) Core loss includes an unfavorable after-tax impact of $5 million in 2024 and $2 million in 2023 as a result of the annual assumption updates.

2024 L&G Reserve Review Favorable impact from assumption updates, which are deferred into future periods under LDTI (In millions) Change to GAAP Liability for Future Policy Benefits (LFPB) from Changes in Underlying Cash Flow Assumptions 2024 Economic Assumptions ▪ Additional cost of care inflation assumption prudence following increase in 2022 ▪ Effect of higher interest rates on LFPB reflected through AOCI under GAAP; interest rates slightly higher than the prior year's expectation, resulting in an increase to Statutory margin +$170 Morbidity ▪ Unfavorable claim recovery updates, partially offset by favorable incidence updates +$25 Persistency ▪ Slightly favorable impact from mortality updates ($10) Premium Rate Actions ▪ Favorable impacts due to rate achievement greater than estimates in several large states ($235) Expense & Other ▪ Neutral impacts to operational and overhead expectations $0 Increase/(Decrease) to GAAP LFPB from Assumption Updates ($50) Net Premium Ratio Updates ▪ Favorability deferred into future periods, offsetting current period gain +$65 Increase/(Decrease) to GAAP LFPB $15 Structured Settlements ▪ Favorable impact to claim reserves ($9) Increase/(Decrease) to Total Life & Group GAAP Reserves $6 13

LTC Progress Focused on Active Management Proactive approach to managing block across all dimensions of the business 14 Material progress made recently • 35 rate increase approvals in 2024 with an average rate increase amount of 75% • Approximately 2,100 policy buyouts, totaling $67M in cash payments in 2024 • Increased the fixed-income duration for the LTC portfolio to ~10 years, up ~1 year from 2021, taking advantage of the higher interest rate environment; asset and liability durations generally matched • Strategic investments in foundational capabilities to maintain CNA as a leader in the wellness space Ability to Withstand Stresses • Prudent reserving assumptions informed by historical experience (no morbidity improvement, 10 years of mortality improvement, minimal future rate actions, ultimate 10 year treasury rate of 3.00%) • $1.4b of Statutory reserve margin as of September 30, 2024, following 2024 annual assumption review Significantly improved runoff Long-Term Care business compared to 2015 • Individual LTC block closed in 2004; Group LTC block closed to new accounts in 2004 and closed to new enrollees in 2016 • 46% reduction in both individual and group policy counts since 2015 • Premium rates are ~50% higher than in 2015 & ~80k policyholders have reduced coverage since 2017 • Normative 10 year risk free rate assumption of 3.00% compared to 2015’s assumption of 4.80%

Individual LTC Block Characteristics More mature, richer benefit ILTC reserves have reached inflection point 15 Commentary Block Characteristics • De-risking of the more mature ILTC block with richer policy benefits is well underway ◦ We believe the ILTC reserve balance is at peak levels and declining with significant policyholder experience utilized for assumption setting ◦ Total ILTC policies have declined by 46% (~87,000 policies) since 2015 with stable open claim counts ◦ We expect approximately 65% of existing ILTC policies will run off over the next 10 years Individual Block B en ef its Average Age 82 years old Average Max Daily Benefit $287 % of policies with Lifetime Benefits 39% Average Benefit Period (non-lifetime) 3.9 years % of policies with Compound Inflation 44% % of policies with Simple Inflation 23% C la im s # of Open Claims 12.9k Average Age of New Claimant 86 years old 1 Reserves are discounted at locked-in discount rates. 2 ILTC metrics do not include CNA's 50% coinsurance business (27k healthy policies and 3k claims as of Q3 2024). 3 Healthy policies do not include 8k non-forfeiture limited benefit policies as of Q3 2024. Total Inforce ILTC Policies 2,3 Actual & Projected GAAP Reserves ($b) 1, 2 177 166 155 144 133 124 115 107 97 91 14 14 14 14 15 14 13 13 13 13 Healthy Policies Open Claims / Disabled Lives 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3 46% Reduction $9.7 $3.3 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Projections Using 2024 Assumptions Actuals (In thousands)

Total Inforce GLTC Policies 2 Group LTC Block Characteristics Less rich benefits, more appropriately priced and peak reserves significantly below ILTC peak reserves 16 Commentary Block Characteristics • We believe the projected GAAP GLTC reserves will peak in the mid-2030’s at substantially lower than peak ILTC reserves ◦ Group's expected lower reserve trajectory primarily driven by less rich benefits and is more appropriately priced compared to ILTC • Total GLTC policies have declined 46% (~106,000 insureds) since 2015 from our continued active management with claim counts remaining stable throughout ◦ Healthy policy counts have declined 11% since year-end 2022 ◦ We expect approximately 25% of existing GLTC policies will run off over the next 10 years Group Block B en ef its Average Age 69 years old Average Max Daily Benefit $216 % of policies with Lifetime Benefits 1% Average Benefit Period (non-lifetime) 4.5 years % of policies with Compound Inflation 13% % of policies with Simple Inflation 1% C la im s # of Open Claims 3.2k Average Age of New Claimant 78 years old 1 Reserves are discounted at locked-in discount rates. 2 Healthy policies do not include 86k non-forfeiture limited benefit policies as of Q3 2024. Actual & Projected GAAP Reserves ($b) 1, 2 $2.7 $3.8 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Projections Using 2024 Assumptions Actuals 227 207 185 158 149 144 139 135 125 120 2 2 3 3 3 3 3 3 3 3 Healthy Policies Open Claims / Disabled Lives 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3 46% Reduction (In thousands)

Pretax Net Investment Income 553 611 609 618 626 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 500 507 510 520 525 4.7% 4.7% 4.7% 4.8% 4.8% Fixed Income Effective Yield (Pretax) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 28 78 68 78 80 1.3% 3.4% 2.9% 3.1% 3.1% Limited Partnership & Common Stock Return (Pretax) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $M $M $M 17 • Net investment income of $626M is up 13% year- over-year • Fixed income benefited from strong operating cash flows and the continued impact of higher reinvestment rates • Strong limited partnership and common stock returns; trailing twelve month return of 13% Strong contributions from fixed income, limited partnership and common stock portfolios

Investment Portfolio Effective Portfolio Duration Life & Group 10.1 yrs P&C and Corporate 4.4 yrs Total 6.4 yrs Fixed Maturities by Rating % of Portfolio AAA 1 14% AA 15% A 25% BBB 41% Investment Grade 95% Below Investment Grade 5% Total Fixed Maturities 100% 18 1 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. Highlights • 88% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Liquidity supports underlying liability characteristics • Net unrealized loss improved $1b from year-end driven by lower risk-free rates as well as tightening credit spreads High quality, diversified and liquid investment portfolio

Capital • Financial strength ratings from all four rating agencies were affirmed in the past year with stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex AOCI increased 7% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Next debt maturity of $500M due in the first quarter of 2026 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations Financial Strength (In millions, except per share data) Sep 30, 2024 Dec 31, 2023 Debt $2,972 $3,031 Stockholders' equity 10,758 9,893 Total capital $13,730 $12,924 AOCI (1,837) (2,672) Capital ex AOCI $ 15,567 $ 15,596 BVPS ex AOCI $46.50 $46.39 Dividends per share (YTD) $3.32 $2.88 Debt-to-capital 21.6% 23.5 % Debt-to-capital ex AOCI 19.1% 19.4 % Statutory surplus 11,327 $10,946 Holding company liquidity 1 $1,047 $1,262 19 1 Includes $250 million available under credit facility Conservative capital and debt profile support business objectives

APPENDIX 20

Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 ($ millions) 2024 2023 2024 2023 Net income $283 $258 $938 $838 Less: Net investment losses (7) (31) (33) (84) Less: Pension settlement transaction losses (3) — (3) — Core income $293 $289 $974 $922 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of the Company's primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding the Company's defined benefit pension plans which are unrelated to the Company's primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 ($ millions) 2024 2023 2024 2023 Net income per diluted share $1.04 $0.95 $3.44 $3.08 Less: Net investment losses (0.03) (0.11) (0.12) (0.31) Less: Pension settlement transaction losses (0.01) — (0.01) — Core income per diluted share $1.08 $1.06 $3.57 $3.39 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 21 Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of Net Income (Loss) to Core Income (Loss)

22 Reconciliation of GAAP Measures to Non-GAAP Measures Underwriting gain (loss) is deemed to be a non-GAAP measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is deemed to be a non-GAAP measure that represents pretax underwriting results excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate profitability, before tax, of our underwriting activities, excluding the impact of catastrophe losses which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. Results for the Three Months Ended September 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income 167 132 34 333 Net investment losses, after tax 4 7 2 13 Core income $ 171 $ 139 $ 36 $ 346 Net investment income (157) (183) (32) (372) Non-insurance warranty (revenue) expense (14) — — (14) Other (revenue) expense, including interest expense 12 3 (8) 7 Income tax expense on core income 47 38 16 101 Underwriting gain (loss) 59 (3) 12 68 Effect of catastrophe losses — 127 16 143 Effect of favorable development-related items — — (2) (2) Underlying underwriting gain $ 59 $ 124 $ 26 $ 209 Reconciliation of net income to underwriting gain (loss) and underlying underwriting gain (loss)

23 Reconciliation of GAAP Measures to Non-GAAP Measures Results for the Three Months Ended September 30, 2023 (In millions) Specialty Commercial International Property & Casualty Net income 165 117 40 322 Net investment losses, after tax 13 16 — 29 Core income $ 178 $ 133 $ 40 $ 351 Net investment income (136) (156) (26) (318) Non-insurance warranty (revenue) expense (21) — — (21) Other (revenue) expense, including interest expense 13 2 7 22 Income tax expense on core income 49 34 14 97 Underwriting gain 83 13 35 131 Effect of catastrophe losses — 87 7 94 Effect of favorable development-related items (5) — — (5) Underlying underwriting gain $ 78 $ 100 $ 42 $ 220

23 Reconciliation of GAAP Measures to Non-GAAP Measures Results for the Nine Months Ended September 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income 498 436 116 1,050 Net investment losses, after tax 19 28 1 48 Core income $ 517 $ 464 $ 117 $ 1,098 Net investment income (461) (534) (95) (1,090) Non-insurance warranty (revenue) expense (43) — — (43) Other (revenue) expense, including interest expense 40 10 (5) 45 Income tax expense on core income 142 125 41 308 Underwriting gain 195 65 58 318 Effect of catastrophe losses — 285 28 313 Effect of favorable development-related items (8) — (5) (13) Underlying underwriting gain $ 187 $ 350 $ 81 $ 618

24 Reconciliation of GAAP Measures to Non-GAAP Measures Results for the Nine Months Ended September 30, 2023 (In millions) Specialty Commercial International Property & Casualty Net income 487 390 103 980 Net investment losses, after tax 39 53 (1) 91 Core income $ 526 $ 443 $ 102 $ 1,071 Net investment income (407) (470) (74) (951) Non-insurance warranty (revenue) expense (67) — — (67) Other (revenue) expense, including interest expense 39 5 2 46 Income tax expense on core income 146 118 36 300 Underwriting gain 237 96 66 399 Effect of catastrophe losses — 190 24 214 Effect of (favorable) unfavorable development-related items (7) (4) 15 4 Underlying underwriting gain $ 230 $ 282 $ 105 $ 617 The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 5, 7, 9 and 11, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio

September 30, 2024 December 31, 2023 Book value per share $39.72 $36.52 Less: Per share impact of AOCI (6.78) (9.87) Book value per share excluding AOCI $46.50 $46.39 Book value per share excluding accumulated other comprehensive income (loss) (AOCI) allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 ($ millions) 2024 2023 2024 2023 Annualized net income $1,132 $1,033 $1,251 $1,118 Average stockholders' equity including AOCI (a) 10,316 8,644 10,326 8,555 Return on equity 11.0% 12.0% 12.1% 13.1 % Annualized core income $1,176 $1,154 $1,299 $1,229 Average stockholders' equity excluding AOCI (a) 12,508 12,228 12,580 12,225 Core return on equity 9.4% 9.4% 10.3% 10.1 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 25 Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI